UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2010
MAD CATZ INTERACTIVE, INC.
(Exact Name of Registrant as Specified in Charter)

Canada	001-14944	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7480 Mission Valley Road, Suite 101
San Diego, California 92108
(Address of Principal Executive Offices)

(619) 683-9830
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
          The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
          On August 5, 2010, Mad Catz Interactive, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal first quarter ended June 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1.
          The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On August 4, 2010, the independent members of the Company’s Board of Directors approved amendments to the Company’s compensation program for its executive officers. The independent directors approved an executive bonus plan for fiscal 2011, pursuant to which each executive officer is eligible to receive a target bonus equal to a percentage of the executive officer’s fiscal 2011 base salary if applicable performance objectives are met. The performance objectives established by the independent directors are based primarily upon the Company’s earnings per share in fiscal 2011. The independent directors also established individual performance objectives for fiscal 2011 related to each executive officer’s position and responsibilities within the Company. The executive officers’ fiscal 2011 base salary, target award percentage, and target bonus award are set forth below.

			Target	Target
		FY 2011	Bonus as	Bonus
Name	Title	Base Salary	% of Salary	Award
Darren Richardson	President and Chief Executive Officer of the Company	$410,966	60%	$246,580

Stewart Halpern	Chief Financial Officer of the Company	$267,194	50%	$133,597

Brian Andersen	Chief Operating Officer of the Company	$267,194	50%	$133,597

Whitney Peterson	Vice President — Corporate Development and General Counsel of Mad Catz, Inc.	$267,194	50%	$133,597

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits.
99.1	Press Release, dated August 5, 2010, issued by Mad Catz Interactive, Inc., furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2010	MAD CATZ INTERACTIVE, INC.
	By:	/s/ Stewart Halpern
		Name:	Stewart Halpern
Its: Chief Financial Officer